UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2020

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 2.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On February 28, 2020, the Board of Directors of John Bean Technologies Corporation (the “Company”) increased the size of the Board to nine members and elected Lawrence V. Jackson to serve as a Class II director, effective March 9, 2020.

Lawrence V. Jackson, 65, is the former President and Chief Executive Officer, Global Procurement Division, for Wal-Mart Stores, Inc., and served as its Chief People Officer. Mr. Jackson has also served as President and Chief Operating Officer of Dollar General Corporation, Senior Vice President, Supply Operations for Safeway, Inc., Senior Vice President, Worldwide Operations, Pepsico Food Systems, Inc, and Chief Executive Officer, SourceMark, LLC. Mr. Jackson currently serves on the Board of Directors of Assurant, Inc. and as Chairman of the Board of SourceMark, LLC. Mr. Lawrence has over 25 years of senior leadership experience in companies in the retail, grocery, food and insurance industries.

The Company is not aware of any transactions or series of transactions between Mr. Lawrence or any members of Mr. Lawrence’s immediate family and the Company in which Mr. Lawrence or his immediate family have, or will have, a direct or indirect material interest since the beginning of the last fiscal year.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued March 5, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: March 5, 2020	By:	/s/ Jessi L. Corcoran
	Name	Jessi L. Corcoran
	Title	Assistant Corporate Controller and Chief Accounting Officer, and duly authorized officer
(Principal Accounting Officer)